                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Michele G. Van Leer, Ronald J. Bocage, Earl W. Baucom, Julie H. Indge, and Peter Scavongelli, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Variable Life Insurance Company, John Hancock Variable Life Account S, John Hancock Variable Life Account U, John Hancock Variable Life Account V, John Hancock Variable Annuity Account I, John Hancock Variable Annuity Account JF, and any other variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         June 4, 2001                          /s/ DAVID F. D'ALESSANDRO
         ------------                         ----------------------------------
         Date                                 David F. D'Alessandro
                                              Chairman

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Michele G. Van Leer, Ronald J. Bocage, Earl W. Baucom, Julie H. Indge, and Peter Scavongelli, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Variable Life Insurance Company, John Hancock Variable Life Account S, John Hancock Variable Life Account U, John Hancock Variable Life Account V, John Hancock Variable Annuity Account I, John Hancock Variable Annuity Account JF, and any other variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         June 4, 2001                                 /s/ MICHELE G. VAN LEER
         ------------                                ---------------------------
         Date                                        Michele G. Van Leer
                                                     Vice Chairman

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Michele G. Van Leer, Ronald J. Bocage, Earl W. Baucom, Julie H. Indge, and Peter Scavongelli, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Variable Life Insurance Company, John Hancock Variable Life Account S, John Hancock Variable Life Account U, John Hancock Variable Life Account V, John Hancock Variable Annuity Account I, John Hancock Variable Annuity Account JF, and any other variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         June 4, 2001                                 /s/ RONALD J. BOCAGE
         ------------                                ---------------------------
         Date                                        Ronald J. Bocage
                                                     Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Michele G. Van Leer, Ronald J. Bocage, Earl W. Baucom, Julie H. Indge, and Peter Scavongelli, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Variable Life Insurance Company, John Hancock Variable Life Account S, John Hancock Variable Life Account U, John Hancock Variable Life Account V, John Hancock Variable Annuity Account I, John Hancock Variable Annuity Account JF, and any other variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         June 4, 2001                                 /s/ BRUCE M. JONES
         ------------                                ---------------------------
         Date                                        Bruce M. Jones
                                                     Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Michele G. Van Leer, Ronald J. Bocage, Earl W. Baucom, Julie H. Indge, and Peter Scavongelli, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Variable Life Insurance Company, John Hancock Variable Life Account S, John Hancock Variable Life Account U, John Hancock Variable Life Account V, John Hancock Variable Annuity Account I, John Hancock Variable Annuity Account JF, and any other variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         June 4, 2001                                 /s/ BARBARA L. LUDDY
         ------------                                ---------------------------
         Date                                        Barbara L. Luddy
                                                     Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Michele G. Van Leer, Ronald J. Bocage, Earl W. Baucom, Julie H. Indge, and Peter Scavongelli, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Variable Life Insurance Company, John Hancock Variable Life Account S, John Hancock Variable Life Account U, John Hancock Variable Life Account V, John Hancock Variable Annuity Account I, John Hancock Variable Annuity Account JF, and any other variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         June 4, 2001                                 /s/ ROBERT R. REITANO
         ------------                                ---------------------------
         Date                                        Robert R. Reitano
                                                     Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Michele G. Van Leer, Ronald J. Bocage, Earl W. Baucom, Julie H. Indge, and Peter Scavongelli, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Variable Life Insurance Company, John Hancock Variable Life Account S, John Hancock Variable Life Account U, John Hancock Variable Life Account V, John Hancock Variable Annuity Account I, John Hancock Variable Annuity Account JF, and any other variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         June 4, 2001                                 /s/ PAUL STRONG
         ------------                                ---------------------------
         Date                                        Paul Strong
                                                     Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Michele G. Van Leer, Ronald J. Bocage, Earl W. Baucom, Julie H. Indge, and Peter Scavongelli, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Variable Life Insurance Company, John Hancock Variable Life Account S, John Hancock Variable Life Account U, John Hancock Variable Life Account V, John Hancock Variable Annuity Account I, John Hancock Variable Annuity Account JF, and any other variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         March 26, 2002                               /s/ DANIEL L. OUELLETTE
         --------------                              ---------------------------
         Date                                        Daniel L. Ouellette
                                                     Director

                  JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY

                                POWER OF ATTORNEY

         The undersigned member of the Board of Directors of John Hancock Variable Life Insurance Company does hereby constitute and appoint Michele G. Van Leer, Ronald J. Bocage, Earl W. Baucom, Julie H. Indge, and Peter Scavongelli, and each of them individually, with full power of substitution, his or her true and lawful attorneys and agents to execute, in the name of, and on behalf of, the undersigned as a member of said Board of Directors, the Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940, each amendment to the Registration Statements, and filings required by the Securities Exchange Act of 1934, to be filed with the Securities and Exchange Commission for John Hancock Variable Life Insurance Company, John Hancock Variable Life Account S, John Hancock Variable Life Account U, John Hancock Variable Life Account V, John Hancock Variable Annuity Account I, John Hancock Variable Annuity Account JF, and any other variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company in existence on the date hereof or hereafter lawfully created and to take any and all action and to execute in the name of, and on behalf of, the undersigned as a member of said Board of Directors or otherwise any and all instruments, including applications for exemptions from such Acts, which said attorneys and agents deem necessary or advisable to enable John Hancock Variable Life Insurance Company or any variable annuity or variable life insurance separate account of John Hancock Variable Life Insurance Company to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the Investment Company Act of 1940, as amended, and the rules, regulations and requirements of the Securities and Exchange Commission in respect thereof; and the undersigned hereby ratifies and confirms as his or her own act and deed all that each of said attorneys and agents shall do or cause to have done by virtue hereof. Each of said attorneys and agents shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on the date shown.

         April 10, 2002                               /s/ TODD G. ENGELSEN
         --------------                              ---------------------------
         Date                                        Todd G. Engelsen
                                                     Director